UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): April 24, 2026

DMC Global Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-14775	84-0608431
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

11800 Ridge Parkway, Suite 300, Broomfield, Colorado 80021
(Address of Principal Executive Offices, Including Zip Code)

(303) 665-5700
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.05 Par Value	BOOM	The Nasdaq Global Select Market
Stock Purchase Rights		The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement.

On April 24, 2026, DMC Global Inc. (the “Company”) entered into Amendment No. 2 to Stockholder Protection Rights Agreement (“Amendment No. 2”), which further amends that certain Stockholder Protection Rights Agreement, dated as of June 5, 2024, by and between the Company and Computershare Trust Company, N.A., as rights agent (the “Original Rights Agreement”), as amended by that certain Amendment No. 1 to Stockholder Protection Rights Agreement, dated as of May 30, 2025 (“Amendment No. 1”). The Original Rights Agreement, as amended by Amendment No. 1 and as further amended by Amendment No. 2, is referred to herein as the “Amended Rights Agreement”. Capitalized terms not defined herein have the meanings specified in the Amended Rights Agreement.
Pursuant to Amendment No. 2, the Expiration Time of the Rights has been extended for one year from June 4, 2026 to June 4, 2027 (unless the Rights are earlier redeemed, exchanged or terminated in accordance with the terms and conditions of the Amended Rights Agreement). Except for the extension of the Expiration Time, the Original Rights Agreement remains unaltered and in full force and effect.
Subject to exceptions specified in the Amended Rights Agreement, the Rights generally restrict any person or group from acquiring Beneficial Ownership of 10% (or 20% in the case of a Passive Investor) or more of the outstanding shares of Common Stock. For purposes of the Rights, the term “Beneficial Ownership” continues to include ownership of securities as to which a person has a right to become the beneficial owner – including upon exercise of conversion rights – regardless of whether such right is exercisable immediately or only after the passage of time or the occurrence of conditions.
The Rights are in all respects subject to and governed by the provisions of the Amended Rights Agreement. The foregoing description of the Rights and the Amended Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Original Rights Agreement, which is attached hereto as Exhibit 4.1; Amendment No. 1, which is attached hereto as Exhibit 4.2; and Amendment No. 2, which is attached hereto as Exhibit 4.3, each of which is incorporated herein by reference.
Item 3.03    Material Modification to Rights of Security Holders.

The information set forth under Item 1.01 is incorporated into this Item 3.03 by reference.

Item 9.01     Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1
Stockholder Protection Rights Agreement, dated as of June 5, 2024, between DMC Global Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed on June 6, 2024).

4.2
Amendment No. 1 to Stockholder Protection Rights Agreement, dated as of May 30, 2025, between DMC Global Inc. and Computershare Trust Company, N.A., as Rights Agent (incorporated by reference to Exhibit 4.1 to Current Report on Form 8-K filed on June 3, 2025).

4.3	Amendment No. 2 to Stockholder Protection Rights Agreement, dated as of April 24, 2026, between DMC Global Inc. and Computershare Trust Company, N.A., as Rights Agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DMC GLOBAL INC.

Dated:	April 27, 2026	By:	/s/ Eric V. Walter
Name: Eric V. Walter
Title: Chief Financial Officer